UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 20, 2020

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)

(702) 318-7548

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

To the extent required, the discussion of the Subscription Agreements and Warrant Agreements set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On August 20, 2019, Golden Matrix Group, Inc. (the “Company”, “we” and “us”) sold an aggregate of 527,029 units, with each unit consisting of one share of restricted common stock and one warrant to purchase one share of common stock (the “Warrants” and the agreements evidencing such Warrants, the “Warrant Agreements”), at a price of $3.40 per unit. In total the Company raised $1,791,899 pursuant to the private offering of the units, which was made to accredited and off-shore investors. The units were sold pursuant to the Company’s entry into subscription agreements with each investor (the “Subscription Agreements”). The Subscription Agreements provide the investors customary piggyback registration rights (for both the shares and the shares of common stock underlying the Warrants) which remain in place for the lesser of one year following the closing of the offering and the date that the applicable investor is eligible to sell the applicable securities under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

The Warrants have an exercise price of $4.10 per share (and no cashless exercise rights), and are exercisable until the earlier of (a) August 20, 2022, and (b) the 30th day after the Company provides the holder of the Warrants notice that the closing sales price of the Company’s common stock has closed at or above $6.80 per share for a period of ten consecutive trading days. The Warrants include a beneficial ownership limitation, which limits the exercise of the Warrants held by any individual investor in the event that upon exercise such investor (and any related parties of such investor) would hold more than 4.999% of the Company’s outstanding shares of common stock (which percentage may be increased to 9.999% with at least 61 days prior written notice to the Company from the investor). If the 527,029 Warrants which were granted in connection with the offering were exercised in full, a maximum of 527,029 shares of common stock would be issuable upon exercise thereof.

We claim an exemption from registration for the issuance and sale of the units described above pursuant to Section 4(a)(2), Rule 506(b) and/or Regulation S of the Securities Act (“Regulation S”) since the units were issued to “accredited investors” and/or non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The description of the Subscription Agreements and Warrant Agreements above is not complete and is qualified in its entirety to the full text of the form of Subscription Agreement and form of Warrant Agreement, copies of which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated into this Item 3.02 by reference in their entity.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As described in Item 8.01 below, on August 13, 2020, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics.

The Code of Business Conduct and Ethics applies to all officers, directors and employees and includes compliance and reporting requirements, procedures for conflicts of interest, public disclosures, requirements for the compliance with laws, rules and regulations and requirements relating to employment practices, duties relating to corporate opportunities, confidentiality, fair dealing, and the use of Company assets.

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We intend to disclose any amendments or future amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our corporate website within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on August 27, 2020 regarding the filing of an application to uplist the Company’s common stock to the NASDAQ Capital Market and the private offering discussed above in Item 3.02. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01. Other Events.

On August 13, 2020, the Board of Directors of the Company adopted (a) Charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Company (in order to comply with applicable NASDAQ Capital Market rules)(collectively, the “Charters”); (b) a Code of Business Conduct and Ethics; (c) a policy on insider trading (which provides for various blackout periods during which no trading by insiders can take place, subject to certain exceptions, and includes various other restrictions on insider trading); (d) a Practice Anti-Money Laundering/Counter-Terrorist Financing (AML/CTF) Policy; and (e) various corporate governance principles.

Also effective on August 13, 2020, the Board of Directors of the Company approved and ratified the below appointments to the committees of the Board of Directors formed by the adoption of the Charters:

	Audit Committee	Compensation Committee	Nominating and Governance Committee
Weiting (Cathy) Feng
Thomas E. McChesney	M	C	C
Murry G. Smith	C	M	M

C Chairman of Committee.

M – Member.

Copies of the Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are filed herewith as Exhibits 99.2 through 99.4, and the Code of Business Conduct and Ethics is filed herewith as Exhibit 14.1.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Form of Subscription Agreement (August 2020 Private Offering)
10.2*	Form of Common Stock Purchase Warrant (August 2020 Private Offering)
14.1*	Code of Business Conduct and Ethics
99.1**	Press Release dated August 27, 2020
99.2*	Audit Committee Charter
99.3*	Compensation Committee Charter
99.4*	Nominating and Corporate Governance Committee Charter

* Filed herewith.

** Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: August 27, 2020	By:	/s/ Anthony Goodman
Anthony Goodman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Subscription Agreement (August 2020 Private Offering)
10.2*	Form of Common Stock Purchase Warrant (August 2020 Private Offering)
14.1*	Code of Business Conduct and Ethics
99.1**	Press Release dated August 27, 2020
99.2*	Audit Committee Charter
99.3*	Compensation Committee Charter
99.4*	Nominating and Corporate Governance Committee Charter

* Filed herewith.

** Furnished herewith.

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